UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:     December 9, 2002

                              URBANFIND, INC.
(Exact name of registrant as specified in its chapter)

DELAWARE	000-30965	91-1980708
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

10229 19th Avenue SW, Seattle, Washington 98146
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:          (888) 332-5511

ITEM 5. Other Events.   The Board of Directors of the Registrant accepted the resignation of Mr. Dhugald Pinchin as a director of the Company on December 6, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          URBANFIND, INC.
                  (Registrant)

Date:     December 9, 2002

                  /s/ Robin Lee
Robin Lee
President and Chief Executive Officer